                                                                    EXHIBIT 10.3


                                             SUBORDINATION AND SUPPORT
                                        AGREEMENT dated as of August 31, 2001
                                        among (i) CROWN MEDIA HOLDINGS, INC., a
                                        Delaware corporation (the "Obligor"),
                                        (ii) the subsidiaries of the Obligor
                                        which are parties to the Credit
                                        Agreement from time to time (the "Other
                                        Debtors"), (iii) HALLMARK CARDS
                                        INCORPORATED, a Missouri corporation
                                        ("Hallmark Cards" and, together with its subsidiaries (other than the Obligor and its subsidiaries), the "Subordinated Creditors"), and (iv) THE CHASE MANHATTAN BANK, as agent for the Lenders and the Issuing Bank referred to in the Credit Agreement (the "Agent").


                             Introductory Statement


                  Pursuant to the terms of a Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001 among the Obligor, the Guarantors which are parties thereto from time to time, the Lenders parties thereto from time to time and the Agent (such agreement as hereinafter amended, supplemented or otherwise modified, or renewed, replaced or extended from time to time being referred to as the "Credit Agreement") the Lenders have agreed, subject to the terms and conditions thereof, to make loans (the "Loans") to, and to participate in letters of credit (the "Letters of Credit") issued on behalf of, the Obligor. The Credit Agreement, the Notes referred to therein, the Letters of Credit and the other documents, instruments and agreements contemplated thereby as they may be amended, supplemented or otherwise modified, renewed, replaced or extended from time to time, shall hereinafter be referred to as the "Senior Obligation Documents." For purposes of this Agreement, unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement.

                  Hallmark Cards is the ultimate parent of the largest shareholder of the Obligor. Hallmark Cards has previously, through HC Crown Corp., a wholly owned subsidiary, made loans or otherwise extended credit to the Obligor or Other Debtors, and may from time to time hereafter make or cause the Subordinated Creditors to make additional loans or other extensions of credit to the Obligor or Other Debtors. The term "Subordinated Obligations" shall include:
(a) all obligations of the Obligor and the Other Debtors to repay the principal amount of such loans or other extensions of credit referred to in the preceding sentence (including but not limited to those made pursuant to Section 6 below), including all interest thereon, fees in relation thereto and all other amounts payable to the Subordinated Creditors in connection therewith; (b) the rights of any Subordinated Creditor to receive any payment or other amount from the Obligor and/or any Other Debtor in connection with the Schedule 1.5 Obligations (as defined in the Credit Agreement), including (without limitation) as the result of any guarantee of such obligations; and (c) any rights that any Subordinated Creditor has to collateral (other than licensed trademark, service mark, tradename or service name rights) under security agreements entered into in connection with the Trademark License Agreements dated as of August 1, 1999 and March 27, 2001 (but, for clarification, the term "Subordinated Obligations" shall not include any amounts payable under the Amended HEDC License Agreements or the service agreement(s) referred to in Section 6.5 of the Credit Agreement). Any promissory note (including, but not limited to, the Promissory Note dated as of August 31, 2001 (the "Promissory Note") between Obligor as borrower and HC Crown Corp. as lender) or other document evidencing any obligation referred to in the preceding sentence (including the HEDC Purchase Agreement to the extent it relates to the Schedule 1.5 Obligations), as well as any replacements or substitutes therefor and any related loan agreement, security agreement or any other related agreement are hereinafter referred to as "Junior Obligation Documents." For purposes hereof, the "Amended HEDC License Agreements" shall mean (a) the Amended and Restated Program License Agreement dated as of January 1, 2001, between HEDC and Crown Media US and (b) the Amended and Restated Program License Agreement dated as of January 1, 2001 between HEDC and Crown Media.

                  In order to induce the Agent and the Lenders to enter into the Credit Agreement, the Subordinated Creditor has agreed, subject to the provisions of this Subordination Agreement, that the Subordinated Obligations shall be subordinate to the Senior Obligations (as hereinafter defined) and to the support obligation provided below.

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Agreement to Subordinate. The Subordinated Creditor agrees that the Subordinated Obligations are and shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of the Senior Obligations and that any guarantees, security interests, mortgages and other liens securing payment of the Subordinated Obligations are and shall be subordinate, to the fullest extent permitted by law and as hereinafter set forth, to any guarantees, security interests, mortgages and other liens securing payment of the Senior Obligations, notwithstanding the perfection, order of perfection or failure to perfect, any such security interest or other lien, or the filing or recording, order of filing or recording, or failure to file or record this Agreement or any instrument or other document in any filing or recording office in any jurisdiction. The term "Senior Obligations" shall mean all obligations of the Obligor and the Other Debtors under the Senior Obligation Documents including, without limitation, whether outstanding at the date hereof or hereafter incurred or created, all obligations to pay principal, premium, if any, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceedings with respect to any such Person whether or not determined to be an allowed claim in any such proceeding), charges, costs, expenses and fees including, without limitation, the disbursements and reasonable fees of counsel to the Agent or the Lenders, all obligations to reimburse or indemnify the Agent or the Lenders in any way, and all renewals, extensions, restructurings, refinancings or refunding of any indebtedness under the Senior

Obligation Documents in the nature of a "workout" or otherwise. This Agreement may be enforced by the Agent or by any other holder of the Senior Obligations including, but not limited to, holders of Senior Obligations issued as a result of a renewal, extension, restructuring, refinancing or refunding.

                  The expressions "prior payment in full," "payment in full," "paid in full" or any other similar term(s) or phrase(s) when used herein with respect to Senior Obligation Documents shall mean the indefeasible payment in full, in cash, of all of the Senior Obligations.

2.       Restrictions on Payment of the Subordinated Obligations, Etc.

         (a) Except as otherwise set forth herein, the Subordinated Creditors will not ask, demand, sue for, take or receive, directly or indirectly, from the Obligor, the Other Debtors or any affiliate thereof, in cash or other property, by set-off, by realizing upon collateral, foreclosing on any lien or otherwise, exercise of any remedies or rights under the Junior Obligation Documents or by executions, garnishments, levies, attachments or by any other action relating to the Subordinated Obligations, or in any other manner, payment of, or additional security for, all or any part of the Subordinated Obligations unless and until the Senior Obligations shall have been paid in full. Neither the Obligor nor any of the Other Debtors will make any payment on any of the Subordinated Obligations, or take any other action, in contravention of the provisions of this Agreement.

         (b) So long as none of the events contemplated by Section 3(a) hereof shall have occurred, the Obligor may make payments on the Subordinated Obligations to the extent (but only to the extent) permitted by Section 6.5 of the Credit Agreement.

         (c) Hallmark Cards further acknowledges and agrees that, except as otherwise set forth herein, the Subordinated Creditors will not accept any security for the Subordinated Obligations unless and until the Obligations have been paid in full.

3. Additional Provisions Concerning Subordination. Hallmark Cards and the Obligor agree as follows:

         (a) In the event of (i) any dissolution, winding up, liquidation or reorganization of the Obligor or any Other Debtor (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or proceedings for voluntary or involuntary liquidation, dissolution or other winding up of the Obligor or any Other Debtor, whether or not involving insolvency or bankruptcy, or any other marshalling of the assets and liabilities of the Obligor or any Other Debtor or otherwise); or (ii) any Event of Default or an event which with notice and/or passage of time would constitute an Event of Default (as such term is defined in the Credit Agreement), or any default, demand for payment or acceleration of maturity regarding the Subordinated Obligations:

                  (i) all Senior Obligations (including, but not limited to, the obligation to provide cash collateral for outstanding L/C Exposure) shall first be paid to the Agent for the benefit of the Lenders and the Issuing Bank in full before any payment or distribution is made upon the principal of or interest on or any fees, costs, charges or expenses in connection with the

Subordinated Obligations, and before any other action described in Section 2 or 7 hereof is taken by the Subordinated Creditors; and

                  (ii) any payment or distribution of assets of the Obligor or any Other Debtor, whether in cash, property or securities, to which any of the Subordinated Creditors would be entitled except for the provisions hereof, shall be paid or delivered by the Obligor or any Other Debtor, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent, agent or other person making such payment or distribution, directly to the Agent for the benefit of the Lenders and the Issuing Bank, to the extent necessary to pay in full all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to the Agent for the benefit of the Lenders and the Issuing Bank before any payment or distribution is made to the Subordinated Creditors;

         (b) In any proceeding referred to or resulting from any event referred to in subsection (a) of this Section 3 commenced by or against the Obligor or any Other Debtor:

                  (i) The Agent may, and is hereby irrevocably authorized and empowered (in its own name or in the name of the appropriate Subordinated Creditors or otherwise), but shall have no obligation to, (i) demand, sue for, collect and receive every payment or distribution referred to in subsection (a) of this Section 3 and give acquittance therefor, (ii) file claims and proofs of claim in respect of the Subordinated Obligations and (iii) take such other action as the Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent and the Lenders and the Issuing Bank hereunder; provided, however, that the Agent hereby agrees to provide Hallmark Cards with prior written notice, to the extent reasonably possible, in the event the Agent waives or compromises any claim in respect of the Subordinated Obligations; and

                  (ii) The Subordinated Creditors will duly and promptly take such action as the Agent may reasonably request to collect the Subordinated Obligations for the account of the Agent or the Lenders and the Issuing Bank and to file appropriate claims or proofs of claim with respect thereto, to execute and deliver to the Agent such powers of attorney, assignments or other instruments as the Agent may request in order to enable it to enforce any and all claims with respect to the Subordinated Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Obligations;

         (c) All payments or distributions upon or with respect to the Subordinated Obligations which are received by the Subordinated Creditors contrary to the provisions of this Agreement shall be deemed to be the property of the Agent, shall be received in trust for the benefit of the Agent, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full;

         (d) The Subordinated Creditors hereby waive any requirement for marshalling of assets by the Agent in connection with any foreclosure of any lien of the Agent, the Lenders or the Issuing Bank under the Senior Obligation Documents;

         (e) The Subordinated Creditors shall not take any action to impair or otherwise adversely affect the foreclosure of, or other realization of the rights of the Agent or the Lenders and the Issuing Bank under the Senior Obligation Documents; and

         (f) The Agent is hereby authorized to demand specific performance of this Agreement at any time when the Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement, and the Subordinated Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

4. Subrogation. The Subordinated Creditors agree that no payment or distribution to the Agent for the benefit of the Lenders and the Issuing Bank pursuant to the provisions of this Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been paid in full.

5. Legend. The Subordinated Creditors and the Obligor will cause each promissory note evidencing any of the Subordinated Obligations, any replacement thereof and any mortgage or security document relating thereto to include or have endorsed thereon the following provision:

                  "The indebtedness evidenced by this instrument is subordinated to other indebtedness pursuant to, and to the extent provided in, and is otherwise subject to the terms of, the Subordination and Support Agreement dated as of August 31, 2001 as amended or supplemented by and among Crown Media Holdings, Inc., various of its subsidiaries, The Chase Manhattan Bank, as Agent for various Lenders and the Issuing Bank, and Hallmark Cards Incorporated."

6. Obligation to Provide Support Amount.

         (a) Until the Total Commitment shall terminate and the Senior Obligations are paid in full, Hallmark Cards agrees (i) to cause all of the
Schedule 1.5 Obligations which have been novated to the Borrower and/or its Subsidiaries (i.e., those with respect to which any Credit Party has contractual obligations owing directly to unaffiliated third parties) to be paid in full to such third parties in accordance with their terms and (ii) to cause HC Crown Corp. to advance up to $150,000,000 under the HCC Promissory Note (irrespective of whether any "Event of Default" (as defined in the HCC Promissory Note) exists at the time of any requested advance, but subject to reduction of such commitment amount as a result of the application of Net Cash Proceeds in the manner contemplated by Section 6.5 (vii)(x) of the Credit Agreement in connection with a reduction of HC Crown Corp.'s funding commitment) (the "Support Amount") to the Obligor to the extent necessary to enable the Obligor to meet its cash needs including, but not limited to, the repayment of the Senior Obligations, provided that the Obligor has theretofore borrowed the full amount then available to it under the Credit Agreement after giving effect to all the provisions of the Credit Agreement that restrict or limit such availability.

         (b) Notwithstanding any provision to the contrary contained in the Promissory Note, HC Crown Corp. shall, up to the maximum amounts provided therein, be obligated to advance the Support Amount whether or not an event of default shall have occurred under either the Promissory Note or under the Credit Agreement.

         (c) The release of any of the Subordinated Creditors from the obligations set forth in this Section 7 shall not affect the other provisions of this Agreement including but not limited to the subordination provisions contained herein.

7. Negative Covenants of the Subordinated Creditors. So long as any of the Senior Obligations shall remain outstanding, the Subordinated Creditors will not, without the prior written consent of the Agent:

         (a) Sell, assign, pledge, encumber or otherwise dispose of any instrument evidencing the Subordinated Obligations or any collateral securing the Subordinated Obligations unless such sale, assignment, pledge, encumbrance or other disposition is made expressly subject to this Agreement and the other party to such sale, assignment, pledge, encumbrance or other disposition consents in writing to be bound by the terms hereof;

         (b) Permit the terms of the Junior Obligation Documents or collateral securing any Subordinated Obligations to be changed in any way which would limit or impair these subordination provisions, or accept any collateral.

         (c) Declare all or any portion of the Subordinated Obligations due and payable prior to the date fixed therefor or realize upon, or otherwise exercise any remedies with respect to, any collateral securing the Subordinated Obligations or take any other action described in Section 2 hereof; or

         (d) Commence, or join with any entity other than the Agent and/or the Lenders in commencing any proceeding referred to in subsection (a) of Section 3 hereof.

8. Obligations Unconditional. All rights and interests of the Agent hereunder, and all agreements and obligations of the Subordinated Creditors, the Obligor and the Other Debtors hereunder, shall remain in full force and effect irrespective of:

         (a) Any lack of validity or enforceability of any Senior Obligation Document or any other agreement or instrument relating thereto;

         (b) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to departure from any Senior Obligation Document;

         (c) Any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; or

         (d) Any other circumstances which might otherwise constitute a defense available to, or a discharge of, either the Obligor or any Other Debtor in respect of the Senior Obligations or of the Subordinated Creditors, the Obligor or any Other Debtor in respect of this

Agreement and the other Fundamental Documents other than the payment in full of the Senior Obligations.

9. Present Subordinated Obligations. Hallmark Cards hereby represents and warrants that there are no outstanding Subordinated Obligations, except as disclosed on Schedule 1 hereto.

10. Additional Agreements and Waivers by the Subordinated Creditors. The Subordinated Creditors agree that neither the Agent nor the Issuing Bank or any Lender shall have any liability or obligation to the Subordinated Creditors on account of exercise of the rights and remedies of the Agent, the Issuing Bank and/or the Lenders under any Senior Obligation Document. The Subordinated Creditors waive the right to commence or pursue any legal action (whether suit, counterclaim, cross claim or other action) on account of exercise of the rights and remedies of the Agent, the Issuing Bank and/or the Lenders under any Senior Obligation Document and alleging or based on a theory of breach of fiduciary obligations of the Agent, the Issuing Bank and/or the Lenders, equitable subordination of claims of the Agent, the Issuing Bank and/or the Lenders against the Obligor or any Other Debtor, conflicts of interest by the Agent, the Issuing Bank and/or the Lenders or similar theories premised in any such case on the exercise of control or influence on management by the Agent, the Issuing Bank and/or the Lenders, actual management or control of the Obligor or any Other Debtor by the Agent, the Issuing Bank and/or the Lenders, voting any of the stock of the Obligor or an Other Debtor, or other pursuit of rights or remedies by the Agent, the Issuing Bank and/or the Lenders under any Senior Obligation Document.

11. Further Assurances. The Subordinated Creditors, the Obligor and the Other Debtors will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request, in order to perfect or otherwise protect any right or interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder. The Subordinated Creditors further authorize the Agent to file UCC financing statements and any amendments thereto or continuations thereof with regard to the Subordinated Obligations.

12. Expenses. The Obligor agrees to pay to the Agent, upon demand, the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel for the Agent, which the Agent may incur in connection with the exercise or enforcement of any of the rights or interests of the Agent or the Lenders hereunder.

13. Notice. All demands, notices and other communications which any party hereto may desire or may be required to give to any other party hereunder shall be in writing (including telegraphic communication) and shall be mailed, telecopied, telegraphed or delivered to such other party at its address as follows:

         (a)      to the Agent at:

                  The Chase Manhattan Bank
                  1166 Avenue of the Americas
                  Floor 17
                  New York, New York 10036
                  Attn.:   Garrett J. Verdone
                           Senior Vice President
                  Facsimile:  (212) 899-2893


                  with a courtesy copy to:

                  J.P. Morgan Securities Inc.
                  1800 Century Park East
                  Suite 400
                  Los Angeles, CA  90067
                  Attn:  P. Clark Hallren
                  Facsimile:  (310) 788-5628

         (b)      to the Obligor or an Other Debtor to it at:

                  Crown Media Holdings
                  6430 S. Fiddlers Green Circle
                  Suite 500
                  Greenwood Village, CO  80111
                  Attn:  Charles Stanford, Esq.
                  Facsimile:  (303) 221-3779

         (c)      to the Subordinated Creditors at:

                  Hallmark Cards Incorporated
                  2501 McGee, P.O. 419126, Mail Drop # 339
                  Kansas City, MO 64108
                  Attn:  General Counsel
                  Fax:  (816) 274-7171

or to any such party at such other address as shall be designated by such party in a written notice to each other party, complying as to delivery with the terms of this Section 13. All such demands, notices, and other communications shall be effective when received or five business days after mailing, whichever is earlier.

14. SERVICE OF PROCESS. THE SUBORDINATED CREDITORS (A) HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT

MATTER HEREOF BROUGHT BY THE AGENT OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT THEY ARE NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVE IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS (EXCEPT FOR COMPULSORY COUNTERCLAIMS). THE SUBORDINATED CREDITORS AND THE OBLIGOR AND THE OTHER DEBTORS HEREBY CONSENT TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN. THE SUBORDINATED CREDITORS AGREE THAT SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESSES BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE AGENT. FINAL JUDGMENT AGAINST THE SUBORDINATED CREDITORS IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF THE SUBORDINATED CREDITORS THEREIN DESCRIBED, OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE AGENT MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS, AGAINST THE SUBORDINATED CREDITORS OR ANY OF THEIR ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBORDINATED CREDITORS OR THEIR ASSETS MAY BE FOUND.

15.      Miscellaneous.

         (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Subordinated Creditors, the Obligor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure therefrom, shall be effective unless it is in writing and signed by the Agent, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

         (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         (d) This Agreement shall be binding on the Subordinated Creditors and the Obligor, the Other Debtors and their respective successors and assigns including without limitation any holders of the instruments evidencing the Subordinated Obligations.

         (e) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be fully performed within the State of New York.

         (g) Hallmark Cards agrees that it shall take whatever action is necessary to bind each of the Subordinated Creditors to the terms of this Agreement including, but not limited to, obtaining the agreement of such other Subordinated Creditors to the Submission to Jurisdiction provisions contained in
Section 14 hereof. Hallmark Cards, Incorporated agrees to be responsible to the Agent for the performance by the other Subordinated Creditors of their obligations hereunder.

         (h) This Agreement is intended for the sole benefit of the Agent, the Lenders, the Issuing Bank and their respective successors and assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                    CROWN MEDIA HOLDINGS, INC.




                                    By:   /s/ William J. Aliber
                                          --------------------------------------
                                          Name: William J. Aliber
                                          Title: Executive Vice President and
                                          Chief Financial Officer


                                          GUARANTORS:

                                          CROWN MEDIA INTERNATIONAL, INC.
                                          CROWN MEDIA INTERNATIONAL (SINGAPORE)
                                            INC.
                                          CROWN ENTERTAINMENT LIMITED
                                          CROWN MEDIA INTERNATIONAL (HK)
                                            LIMITED
                                          CROWN MEDIA DISTRIBUTION, LLC
                                          HEN LLC
                                          HEN (L) LTD.
                                          HM HOLDINGS OF DELAWARE LLC
                                          CROWN MEDIA UNITED STATES LLC
                                          HM INTERMEDIARY LLC
                                          CITI TEEVEE LLC

                                          DOONE CITY PICTURES LLC
                                          HALLMARK INDIA PRIVATE, LTD.



                                          By: /s/ William J. Aliber
                                              ---------------------------------
                                              Name: William J. Aliber
                                              Title:


                                          HALLMARK CARDS, INCORPORATED





                                          By: /s/ Robert J. Druten
                                              ----------------------------------
                                              Name: Robert J. Druten
                                              Title:


                                          THE CHASE MANHATTAN BANK, as Agent





                                          By: /s/ Garret J. Verdone
                                              ----------------------------------
                                              Name: Garret J. Verdone
                                              Title: Senior Vice President

                                                                      SCHEDULE 1


                 CURRENTLY OUTSTANDING SUBORDINATED OBLIGATIONS